Exhibit 10.3

RATE PER FLIGHT HOUR AGREEMENT

FOR

ENGINE SHOP MAINTENANCE SERVICES

BETWEEN

CFM INTERNATIONAL, INC.

AND

VIRGIN AMERICA INC.

Service Agreement Number : 1-2582407501

Dated: September 29, 2011

This proposal is made as of September 29, 2011 and is valid for written acceptance by VIRGIN AMERICA INC. until October 31, 2011 but may be withdrawn by CFM International Inc. at anytime prior thereto without any reason, and before VIRGIN AMERICA INC. written acceptance has been received by CFM International Inc.

PROPRIETARY INFORMATION NOTICE

The information contained in this document is CFM International, Inc. (“CFM”) Proprietary Information and is disclosed in confidence. It is the property of CFM and will not be used, disclosed to others or reproduced without the express written consent of CFM. If consent is given for reproduction in whole or in part, this notice and the notice set forth on each page of this document will appear in any such reproduction. U.S. export control laws may also control the information contained in this document. Unauthorized export or re-export is prohibited.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TABLE OF CONTENTS

1.	DEFINITIONS	2

2.	SCOPE OF THE SERVICE AGREEMENT	2

3.	TERM OF THE SERVICE AGREEMENT	2

4.	ENGINES AND OPERATING PARAMETERS	2

5.	CFM SERVICE PROGRAM	3

6.	ENGINE SHOP VISIT	4

7.	PRICES	6

8.	INVOICING AND PAYMENT TERMS	7

9.	WARRANTY AND LIMITATION OF LIABILITY	8

10.	DELIVERY – REDELIVERY	9

11.	TURN AROUND TIME	9

12.	ADDITION TO/ REMOVAL FROM SERVICE AGREEMENT	10

13.	COMMUNICATION	11

14.	GENERAL TERMS AND CONDITIONS	11

CFM PROPRIETARY INFORMATION – SUBJECT TO RESTRICTIONS ON THE FIRST PAGE

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THIS RATE PER FLIGHT HOUR AGREEMENT FOR ENGINE SHOP MAINTENANCE SERVICES (“Service Agreement”) is made this 1st day of October 2011, by and between Virgin America Inc, a company duly organized under the laws of the United States having a principal place of business at 555 Airport Blvd., Burlingame, CA 94010 (“AIRLINE”), and CFM International, Inc., having its principal place of business at 6440 Aviation Way, West Chester, Ohio 45069 USA (“CFM”), and (each a “Party” and collectively referred to herein as “Parties”).

WHEREAS, AIRLINE desires to enter into the Service Agreement (“Agreement”) with CFM whereby CFM will perform or cause to be performed the maintenance, repair, and overhaul (“MRO”) of certain LEAP-X1A engines operated by AIRLINE.

WHEREAS, CFM agree to provide or cause to provide such MRO services.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the Parties agree as follows:

1.	DEFINITIONS

Capitalized terms used in this Service Agreement and not otherwise defined have the meanings set forth in Exhibit A.

2.	SCOPE OF THE SERVICE AGREEMENT

This Service Agreement contains the terms and conditions applicable to the sale by CFM and the purchase by AIRLINE of the CFM Service Program.

The engines covered by this Service Agreement (hereinafter “Engines”) are defined in Article 4.

CFM will provide the Covered Services on the basis of a combination of a Popular Rate and a Restored Rate per Engine Flight Hour covering each Engine for a period of *****.

Covered Services are charged:

  *****.

During the term of this Service Agreement, CFM shall be the exclusive provider of the CFM Service Program (as outlined in Article 5 herein) and Engine Parts.

3.	TERM OF THE SERVICE AGREEMENT

This Service Agreement will commence on the date of execution of this Service Agreement, (the “Commencement Date”). Each Engine will be covered by this Service Agreement for the period *****.

This Service Agreement will continue, unless sooner terminated, for a period December 31st 2032 (the “Term”).

4.	ENGINES AND OPERATING PARAMETERS

The Engines covered by this Service Agreement are set forth on Exhibit B.

The applicable Rate per Engine Flight Hour is predicated on the operating parameters set forth in Exhibit B.

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5.	CFM SERVICE PROGRAM

5.1	Covered Services

5.1.1	Qualified Shop Visits

A Qualified Shop Visit is any maintenance or repair of an Engine that cannot be performed on-wing, *****, in order to:

    *****.

An Engine Delivered by AIRLINE against or without the advice and consent of the CFM Program Manager or his delegate will not be considered a Qualified Shop Visit, and the shop visit will be charged to AIRLINE as Supplemental Services, unless CFM determines after Delivery that the Engine qualifies.

The Covered Services for a Qualified Shop Visit include:

    *****

5.1.2	Transportation

*****. For avoidance of doubt, risk of loss shall pass in accordance with the definitions of Delivery and Redelivery

5.1.3	Engine Management Services and Diagnostic Services

CFM will provide the following diagnostics services:

    *****.

AIRLINE acknowledges and agrees that any such information provided to AIRLINE by CFM for use in troubleshooting and managing operations is advisory only, that CFM is not responsible for line maintenance or other actions or consequences resulting from such advice, and that AIRLINE is solely responsible for identifying and resolving any aircraft or Engine faults or adverse trends.

5.1.4	Lease Engine Coverage

A. CFM shall use reasonable efforts to provide the following lease engine coverage: If AIRLINE has an aircraft on ground (“AOG”) situation because the number of Engines in process at the CFM Designated Repair Station for Qualified Shop Visits exceeds the required quantity of spare Engines, as set forth in Exhibit B, and none of AIRLINE’s spare Engines are available because they are either receiving a Qualified Shop Visit or installed on an aircraft operated by AIRLINE and not by third party, AIRLINE is eligible for the lease engine coverage described in this Article 5.1.4,

    *****.

B.	Lease Engine Condition:

CFM’s provision of such lease engine is predicated upon the following:

*****.

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C.	Return of Lease Engines:

AIRLINE will redeliver the lease engine Delivery Duty Paid (DDP, Incoterms 2000) to a CFM housekeeping facility as identified by CFM as soon as practicable, but in no case later than ***** following Redelivery of an Engine. AIRLINE will pay the hourly restoration charges and the LLP fees per flight cycle payable under the lease in respect of the lease engine during such ***** period and CFM will waive the daily engine rental fees payable under the lease in respect of the lease engine. AIRLINE will commence paying any and all lease fees on ***** following correction of the AOG condition.

D.	Sole Remedy:

The foregoing provisions of this Paragraph 5.1.4 will constitute the sole remedy of AIRLINE and the sole liability of CFM for lease engine availability and resolution of AOG conditions under this Service Agreement.

5.2	Supplemental Services

:

*****.

Supplemental Services will be charged in accordance with Article 7.2.

6.	ENGINE SHOP VISIT

6.1	CFM Fulfillment

CFM may in CFM’s sole discretion delegate to or purchase from any CFM Designated Repair Station, part or all of any obligation, right or benefit of CFM for the performance of the CFM Service Program in conformance with the Repair Specification.

CFM will provide the requirements of the Repair Specification to the CFM Designated Repair Station and allow AIRLINE reasonable access to such facilities to perform its duties as the airline operator certificate holder.

The CFM Designated Repair Station shall be any of CFM’s overhaul facilities as set forth in Exhibit H. AIRLINE shall maintain approvals and qualifications at both GE Engine Services and Snecma facilities. CFM reserves the right at any time to change the DRS. Should CFM change the DRS, AIRLINE’s obligations under this Agreement, including transportation expenses, will be no greater than if such Services were performed at the original DRS.

6.2	Procedure

a)	AIRLINE shall Deliver the Engine to the CFM Designated Repair Station.

b)	AIRLINE shall issue a purchase order to CFM and, to the extent CFM accepts the purchase order, CFM shall process the performance of the Services in accordance with the AIRLINE requirements specified in such purchase order, provided that, in any event, the terms and conditions of this Service Agreement shall take precedence over any terms and conditions set forth on such purchase order.

c)	AIRLINE shall provide all applicable Engine records, as required by the AAA or as reasonably requested by CFM, and the shop visit data listed in Exhibit C.

d)	Following Delivery of each Engine at the CFM Designated Repair Station, together with the documents described in Paragraphs (b), and (c) above, CFM shall perform or cause to be performed the induction of the Engine and shall proceed with the Services requested by such purchase order in accordance with Paragraph (b) above.

e)	CFM will inform AIRLINE as to whether the shop visit meets the criteria for a Qualified Shop Visit within a commercially reasonable period of time.

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f)	Upon Delivery, CFM will notify AIRLINE of any components or LRU’s missing from the Engine. *****.

g)	CFM shall Redeliver a Serviceable Engine to AIRLINE.

h)	CFM will prepare and package the Serviceable Engine in shipping stands or containers provided by AIRLINE at the time of Delivery in accordance with CFM’s standard commercial practices.

i)	CFM shall provide AIRLINE with copies of all work records required by AAA as agreed to in writing by CFM and AIRLINE.

6.3	Workscope

For each Qualified Shop Visit, CFM will develop a Workscope consistent with the CFM Workscope Planning Guide. Such Workscope may include reliability and performance enhancements and AAA approved repairs. CFM may incorporate additional Workscope elements during the Term to improve Engine operating characteristics and incorporate CFM-approved repairs. CFM may charge AIRLINE for any Workscope requirements from AIRLINE, AIRLINE’s specific maintenance manuals or Repair Specifications, which exceed the requirements stated in the CFM Workscope Planning Guide, as Supplemental Services.

LLP Minimum Build will be *****, and any LLP which do not meet such Minimum Build shall be replaced by new Parts.

CFM may, at its own discretion, replace an Engine with a new or used engine for either program or commercial reasons. Any such replacement engine shall be in a similar or higher configuration as the removed Engine.

6.4	Title and Risk of Loss to Parts or Material

CFM furnished parts and material incorporated into an Engine will be deemed to have been sold to AIRLINE and title to such parts and material will pass to AIRLINE upon incorporation into such Engine. Risk of loss or damage to such parts and material will pass to AIRLINE upon Redelivery of the Engine.

Title to and risk of loss of any parts (including Repairable parts) removed from the Engine that are replaced by other parts will pass to CFM upon incorporation of replacement parts into the Engine.

If the LLP are not covered by the Rate Per Hour Services (Supplemental), then AIRLINE shall retain title to removed LLP Parts. Such removed LLP Parts shall be held at the DRS for ***** for the AIRLINE to review and/or retrieve them. After such period, any LLP Parts not retrieved by AIRLINE become CFM property.

6.5	Engine Configuration

AIRLINE shall Deliver the Engine to the CFM Designated Repair Station in a basic engine configuration, equipped with the LRUs listed in Exhibit F. CFM shall Redeliver the Engine in the same basic engine configuration.

In the event an Engine is Delivered with parts or components or QEC equipment in addition to the basic configuration, such Engine shall be Redelivered in the same configuration as Delivered, unless otherwise mutually agreed by the Parties. Any work performed to return such parts or components or QEC equipment in a Serviceable condition will be charged to AIRLINE as Supplemental Services.

The Engine Redelivered to AIRLINE will have incorporated Airworthiness Directives and CFM Service Bulletins as specified in Article 5.1.1.

CFM may elect to use used Rotable Parts, and/or repaired parts in Serviceable condition in Engines Redelivered to AIRLINE, and such Rotable Parts, and/or repaired parts will be a CFM part of similar configuration as the parts in the Engine Delivered to CFM.

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7.	PRICES

7.1	Covered Services Pricing

CFM will charge AIRLINE for the Covered Services:

    *****.

For Engines operated up to LEAP-X1A26 thrust

Covered Services Rate	Rate per EFH (January 2010)
Popular Rate	*****
Restored Rate	*****

The Popular Rate shall adjust, as set forth in Exhibit D, on a monthly basis depending on the previous month’s actual average operating parameters.

The Popular/Restored Rate per Engine Flight Hour is predicated on the operating parameters and delivery schedule set forth in Exhibit B. In case of change in delivery schedule, the above mentioned rates may be adjusted accordingly by CFM.

The Restored Rate shall adjust, as set forth in Exhibit D, after each Qualified Shop Visit depending on the Engine’s actual average operating parameters calculated for the period from Entry Into Service or the previous Qualified Shop Visit through the Current Qualified Shop Visit.

In the event that AIRLINE’s actual monthly average operating parameters or actual average operating parameters are outside of the limits provided in Exhibit D, CFM will adjust the Popular Rate and/or the Restored Rate in accordance with AIRLINE’s actual monthly average operating parameters or actual average operating parameters, as applicable.

In order to facilitate implementation and administration of the CFM Service Program, AIRLINE shall promptly provide data and records as reasonably requested by the CFM Program Manager and provide the CFM Program Manager or his delegate reasonable access to such records for inspection or audit.

*****.

7.2	Supplemental Services Pricing

CFM will charge AIRLINE for Supplemental Services in accordance with the pricing set forth in Exhibit G. *****.

7.3	Cross Default and Cross Collateralization

Each of the spare engines sold to AIRLINE along with the associated lien placed upon each of them and all other obligations required by AIRLINE in this agreement shall be cross collateralized and cross defaulted to each other and to all current and future obligations owed by AIRLINE to any of CFM and/or their affiliates.

7.4	Service Credits

*****.

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8.	INVOICING AND PAYMENT TERMS

8.1	Invoicing for Popular and Restored Rate Services

No later than *****, AIRLINE will provide to CFM the time since new, cycles since new and average derate for each Engine serial number. CFM will provide AIRLINE an invoice no later ***** for the prior month for Services covered under a Popular Rate. In addition, for Services covered and invoiced under a Restored Rate per Article 7.1 above, CFM shall issue a Restored invoice to AIRLINE not later than *****.

8.2	Invoicing for Supplemental Services

CFM will invoice AIRLINE for Supplemental Services as follows:

8.2.1	Initial Invoice

CFM will issue an initial invoice to AIRLINE within ***** for ***** for Supplemental Services.

8.2.2	Final Invoice

*****, CFM will issue a final invoice to AIRLINE based on the actual charges to complete the Supplemental Services. Such invoice will be reconciled with the initial invoice and AIRLINE’s payment.

8.3	Payment terms

AIRLINE will pay all invoices, including the initial invoice for Supplemental Services, ***** from the date of the invoice. All payments shall be transmitted electronically to CFM’s bank account as indicated on the invoice. Payment shall be effective upon receipt thereof.

Should AIRLINE fail to make any payment when due, CFM may charge a fee for late payment at a rate equal to ***** on any unpaid balance commencing on the next Day after the payment due date until such time as the payment plus the late payment charges are received by CFM in full. Payments will be applied to any late payment fees then to the oldest outstanding amounts in order of succession. If AIRLINE fails to make any payment, which is not the subject of a good faith dispute, when due, and does not cure such failure within ***** of such due date, CFM may terminate or suspend performance of all or any portion of this Service Agreement. In the event AIRLINE’s account becomes delinquent or AIRLINE’s credit status negatively changes, different terms of payment or other commercially acceptable assurances of payment may be applied.

In the event of a bona fide dispute regarding any the amount to be paid pursuant to any invoice, or any portion thereof, Airline shall within ***** of receipt of such invoice give written notice to CFM of such disputed invoice, or dispute portion thereof, together with reasonable substantiation of such dispute and any supporting documentation. CFM and Airline shall use their respective best efforts and allocate sufficient resources to resolve such dispute within ***** or as soon as practicable thereafter. In the event the Parties fail to resolve any such dispute invoice within such period, the dispute shall be resolved by designating senior managers to reach a resolution. Upon resolution, CFM shall credit Airline, or Airline shall pay to CFM, as applicable, settled amount of the disputed portion of the invoice within *****. For clarification, Airline shall be required to pay the undisputed portion of any invoice in accordance with the payment terms for undisputed invoices set forth in this Agreement. To the extent Airline complies with the requirements of this Article , CFM shall not charge a fee for late payment, as set forth above, during that period of time such amount is disputed by the Parties.

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9.	WARRANTY AND LIMITATION OF LIABILITY

For this Article 9, the term “CFM” shall be deemed to include CFM, GE and Snecma, the CFM Designated Repair Station and CFM’s subsidiaries, assigns, subcontractors, suppliers, Services providers, and their respective directors, officers, employees, and agents.

9.1	Workmanship Warranties.

9.1.1	Services Warranty

All Services performed under this Service Agreement shall be free from defects in workmanship.

For Engines repaired and Redelivered within ***** preceding expiration of this Service Agreement, if AIRLINE claims a defect in workmanship within ***** following Redelivery, whichever comes first, and (a) AIRLINE provides written notice to CFM of such defect within ***** of its discovery, and (b) AIRLINE ships to CFM the part or component which gives rise to the claim, or, in cases in which shipment is commercially impracticable, makes such part or component reasonably available to CFM’s personnel; and (c) CFM reasonably establishes that AIRLINE’s claim is correct, CFM will provide or cause to provide the following:

i.	Repair or replacement of such defective workmanship or, upon prior written approval from CFM,

ii.	Pay AIRLINE’s reasonable direct costs for such repairs, but in no event shall such costs exceed CFM’s internal costs of repair and,

iii.	Reimburse AIRLINE for transportation expenses reasonably incurred and adequately documented by AIRLINE in connection with the warranty claim.

The warranty period for the repaired or replaced workmanship will be the remainder of the original warranty period.

9.1.2	Conditions and Limitation of Liability

This Services Warranty is applicable only if: *****.

*****.

*****.

THE SERVICES WARRANTY SET FORTH HEREIN IS EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES AND GUARANTEES WHETHER WRITTEN, STATUTORY, ORAL OR IMPLIED (INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTY ARISING FROM COURSE OF DEALING, COURSE OF PERFORMANCE, OR USAGE OF TRADE).

9.2	Assignment of Warranties

AIRLINE may not assign the Services warranty without CFM’s prior written consent. However, CFM will consent to a Services warranty assignment to AIRLINE’s lessor upon written request, subject to the terms and conditions of a mutually agreed warranty assignment letter.

9.3	Pre-existing Warranties.

AIRLINE will assure that any requested repair of an Engine, accessory or component that is covered under a third party warranty that is not assigned to CFM will be performed directly by that person at no expense to CFM. Notwithstanding the above, CFM may accept a purchase order for the time and material repair of a warranted item from AIRLINE or the person giving the warranty.

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9.4	Superseding Warranties.

During the Term of this Service Agreement, AIRLINE acknowledges that the obligations undertaken by CFM hereunder supersede any warranties or other commercial obligations undertaken by CFM in any other agreement with AIRLINE, including but not limited to, AIRLINE’s General Terms Agreement (“GTA”). Upon termination of this Service Agreement, any such warranties or commercial obligations with remaining life will be restored to AIRLINE.

10.	DELIVERY – REDELIVERY

10.1	Delivery

All Engines to be Serviced will be Delivered by AIRLINE to the CFM Designated Repair Station. Such Engines will be shipped within ***** following removal from the aircraft. AIRLINE will not Deliver piece parts or components for repair separate from AIRLINE’s Engine without CFM’s written consent.

10.2	Packaging

AIRLINE is responsible for all packaging, labeling and associated documentation of the Engine at Delivery, in accordance with the International Civil Aviation Organizations (ICAO) Technical Instructions for the Safe Transport of Dangerous Goods by Air, and if the Engine is to be transported over the United States of America, the US Department of Transport Regulations 48 CFR 171-180. If required by applicable law or regulations, AIRLINE will further provide a material safety data sheet to CFM at Delivery of the Engine indicating any substances contained within the Engine to be consigned. AIRLINE will indemnify, defend and hold harmless CFM from all or any claims, liabilities, damages, judgments, costs, penalties, fines and/or any punitive damages imposed, alleged, or assessed by any third party against CFM and caused by and to the extent of AIRLINE’s non-compliance with this Article 10.2.

10.3	Shipping Stands

AIRLINE will provide and maintain all shipping stands, shipping containers, mounting adapters, inlet plugs and covers, required to package the Engine for Delivery and Redelivery.

10.4	Redelivery

After completion of Services, CFM will prepare and package the Engine for Redelivery to AIRLINE and provide a Services records package that complies with AAA regulations.

Redelivery dates are based upon (i) receipt by CFM of all information necessary to permit CFM to proceed with the Services immediately and without interruption; and (ii) AIRLINE’s compliance with the payment terms of this Service Agreement.

In the event Redelivery of an Engine cannot occur due to any act or failure to act by AIRLINE, CFM may place such Engine into storage. In such event, CFM will notify AIRLINE and CFM’s Redelivery obligations will be deemed fulfilled and all risk of loss or damage to the Engine shall pass to AIRLINE on the date of such storage. Any amounts payable to CFM upon Redelivery will be payable ***** after the date of CFM’s invoice. Promptly upon receipt of CFM’s invoice, AIRLINE will reimburse CFM for all expenses incurred by CFM, including, but not limited to, preparation for and placement into storage, handling, inspections, preservation and insurance of the Engine. Upon payment of all amounts due hereunder, CFM will assist and cooperate with AIRLINE in the removal of Engine that has been placed in storage.

11.	TURN AROUND TIME

11.1	Qualified Shop Visits

For Qualified Shop Visits, CFM will exercise reasonable efforts to meet an average Turn Around Time (“TAT”) of ***** shall be added to the TAT for Engines received with QEC attached.

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11.2	Supplemental Services

CFM may add Days to the TAT as required for other Supplemental Services. ***** shall be added to the TAT for Engines received with QEC attached.

11.3	Turn Around Time Remedy

11.3.1	TAT Remedy - Lease Engines

In the event CFM fails to meet the Turn Around Time specified in Article 11.1 for a Qualified Shop Visit due solely to a delay which is not excused pursuant to Article 4, “Excusable Delay” of Exhibit I, then, CFM shall provide or cause to be provided the following lease engine coverage *****:

11.3.1.1	AIRLINE is eligible for lease engine coverage described in this Article 11.3 if AIRLINE has an aircraft on ground (“AOG”) situation solely and directly as a result of CFM not meeting the specified Turn Around Time for a Qualified Shop Visit and the number of Engines in process at the CFM Designated Repair Station for Qualified Shop Visits exceeds the required quantity of spare Engines, as set forth in Exhibit B.

*****.

11.3.1.2	Lease Engine Condition

CFM’s provision of such lease engine is predicated upon the following:

*****.

11.3.1.3	Return of Lease Engines

AIRLINE will redeliver the lease engine Delivery Duty Paid (DDP, Incoterms 2000) to a CFM housekeeping facility as soon as practicable, but in no case later than ***** following Redelivery of an Engine. AIRLINE will pay the hourly restoration charges and the LLP fees per flight cycle payable under the lease in respect of the lease engine during such ***** period and CFM will waive the daily engine rental fees payable under the lease in respect of the lease engine. AIRLINE will commence paying any and all lease fees on the *****.

11.3.1.4	Sole Remedy

The foregoing provisions of this Paragraph 11.3 will constitute the sole remedy of AIRLINE and the sole liability of CFM for lease engine availability and resolution of AOG conditions under this Service Agreement. All remedy amounts paid by CFM to AIRLINE hereunder shall be made in the form of a credit to be applied against the applicable final invoice amount for the Services provided on the delayed Engine.

12.	ADDITION TO/ REMOVAL FROM SERVICE AGREEMENT

12.1	Addition of Engines

AIRLINE and CFM may agree to amend Exhibit B to add Engines to the Service Agreement after the Commencement Date. For each added Engine, AIRLINE will provide information, including, but not limited to, the Engine serial number, aircraft tail number, previous operator, current owner, operating time and flight cycles since new and, if applicable, the operating time and flight cycles since the last shop visit, shop visit reports, historic thrust and derate information and applicable thrust rating. CFM

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will evaluate the effect on the Rate Per Flight Hour pricing, taking into consideration effects on the fleet size, age and condition of the Engines and other commercial considerations and may adjust the Rate Per Flight Hour pricing accordingly.

12.2	Removal of Engines

AIRLINE may remove Engines from this Service Agreement upon advance written notice, only if AIRLINE is no longer operating the Engines and is no longer responsible for maintenance of the Engines for the following reasons:

*****.

*****. Any Engine removal will be subject to the reconciliation provisions set forth below.

Reconciliation

*****

13.	COMMUNICATION

CFM will assign a program manager who will be the point of contact for AIRLINE with respect to implementation of the CFM Service Program.

AIRLINE will also designate a point of contact to communicate with the CFM program manager.

The CFM program manager will:

a.	Draft a Procedures Manual and submit it to AIRLINE for mutual approval;

b.	*****

14.	GENERAL TERMS AND CONDITIONS

General terms and conditions provided in Exhibit I are an integral part of this Service Agreement.

Counterparts: This Service Agreement may be signed by the Parties in separate counterparts, and any single counterpart or set of counterparts, when signed and delivered to the other Parties shall together constitute one and the same document and be an original Service Agreement for all purposes.

IN WITNESS WHEREOF, the Parties hereto have executed this Service Agreement as of the day and the year first above written.

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CFM INTERNATIONAL, Inc.		VIRGIN AMERICA INC.

BY:	/s/ Robyn E. Brands	BY:	/s/ Peter D. Hunt

PRINTED NAME:	Robyn E. Brands	PRINTED NAME:	Peter D. Hunt

TITLE:	VP, CFM Services	TITLE:	SVP & Chief Financial Officer

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EXHIBITS

EXHIBIT A:	DEFINITIONS

EXHIBIT B:	ENGINES COVERED AND OPERATIONAL PARAMETERS

EXHIBIT C:	SHOP VISIT DAT

EXHIBIT D:	PRICE ADJUSTMENT MATRIX

EXHIBIT E:	ESCALATION

EXHIBIT F:	LRU

EXHIBIT G:	SUPPLEMENTAL SERVICES PRICING

EXHIBIT H:	CFM DESIGNATED REPAIR STATION

EXHIBIT I:	GENERAL TERMS AND CONDITIONS

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EXHIBIT A: DEFINITIONS

Capitalized terms used in the recitals and elsewhere in the Service Agreement but not otherwise defined in this Service Agreement will have the following meanings:

“Act of God” – An event that directly and exclusively results from the occurrence of natural causes beyond the reasonable control of the Parties.

“Additional Services” - The Services described in Article 5.2.

“Aircraft Accident” - *****.

“Aircraft Incident” - An occurrence, other than an Aircraft Accident, caused by the operation of an aircraft that affects or could affect the safety of operations and that is investigated and reported.

“Airworthiness Directive” or “AD” - A document issued by the AAA having jurisdiction over the Engines, identifying an unsafe condition relating to such Engines and, as appropriate, prescribing inspections and the conditions and limitations, if any, under which the Engines may continue to operate.

“AMM” – Aircraft Maintenance Manual.

“Approved Aviation Authority” or “AAA” - As applicable, the Federal Aviation Administration of the United States (“FAA”) or the European Aviation Safety Authority (“EASA”).

“Beyond Economic Repair” or “BER” - *****.

“CFM Designated Repair Station” or “CFM DRS” or “DRS” - The repair facilities designated by CFM, which are certified by the AAA to perform the Services hereunder and where Services are performed on Engines.

“CFM Service Program” - All off-wing work required on an Engine to restore the Engine to Serviceable condition in accordance with the Repair Specification, the Workscope and the terms of this Service Agreement, including Supplemental Services.

“CLP” - The manufacturer’s Current catalog or manufacturer’s Current list price pertaining to a new Engine or part thereof. Until such time that CFM publishes a LEAP-X series CLP, the existing CFM56-5B CLP shall be used in all escalation index calculations.

“Commencement Date” – Has the meaning provided in Article 3.

“Covered Services” - The Services described in Article 5.1.

“Current” - As of the time of the applicable Service or determination.

“Day” - Calendar day unless expressly stated otherwise in writing. If performance is due on a public holiday recognized by the CFM DRS, performance will be postponed until the next business day (Monday through Friday).

“Delivery” - The arrival of an Engine together with all applicable records and required data Delivery Duty Paid (“DDP”), International Chamber of Commerce, Incoterms 2000, at the CFM Designated Repair Station, whereby AIRLINE fulfills the obligations of seller and CFM fulfills the obligations of buyer. “Deliver” will mean the act by which AIRLINE accomplishes Delivery.

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“Delivery Point” – in the case of Flightline LRU Support, means the CFM Facility located in Villaroche, France.

“Dollars” or “U.S. $” - The lawful currency of the United States of America.

“Engine” - Each bare engine assembly or, as applicable, Engine module, which is the subject of this Service Agreement and identified in Exhibit B, including its essential components as described in Exhibit F.

“Engine Flight Hour” or “EFH” - Engine flight hour expressed in hourly increments of aircraft flight from wheels up to wheels down.

“Entry Into Service” - The date when the Engine is delivered to AIRLINE by the airframer or by CFM, as a New Engine.

“FIM” – Fault Isolation Manual.

“Foreign Object Damage” or “FOD” - Damage to any portion of the Engine caused by impact with or ingestion of a non-Engine object such as birds, stones, hail, ice, vehicles, tools or debris. FOD may be further classified as a “Major FOD,” which means FOD that causes an out of limit condition per the Aircraft Maintenance Manual, and which, either immediately or over time, requires the Engine to be removed from service or prevents the reinstallation of the Engine.

“Induction” - The date work commences on the Engine at the CFM Designated Repair Station when all of the following have taken place: (i) CFM’s receipt of the Engine and required data, (ii) Parties’ approval of the preliminary Workscope, (iii) CFM’s receipt of an acceptable purchase order, (iv) Parties’ agreement on use of the AIRLINE furnished equipment; and (v) receiving inspection (including pre-testing if needed).

“Life Limited Part” or “LLP”- A part with a limitation on use established by CFM or the AAA, stated in cumulative EFH or cycles.

“LLP Minimum Build” - The minimum quantity of cycles and/or hours that every LLP must have at the completion of a Performance Restoration Shop Visit. The LLP Minimum Build shall be the threshold used to determine which LLP are replaced at a Performance Restoration Shop Visit.

“Line Replaceable Unit” or “LRU” - A major control or accessory that is mounted on the external portion of an Engine, as listed in Exhibit F.

“New Engine” - An Engine which *****.

“On-Site Support” or “OSS” - Has the meaning provided in Article 5.2.1.

“Part” - A part originally sold by CFM.

“Performance Restoration Shop Visit” – *****.

“Pool” – means the collective reference to Serviceable LRU necessary for Standard Exchange as listed in Exhibit J.

“Popular Rate” or “Popular Rate per Engine Flight Hour” – The Popular Rate per Engine Flight Hour provided in Article 5.1.

“Primary Hub” – The main airport where AIRLINE performs the majority of its engine removal off wing.

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“Procedures Manual” - A separate document, not part of this Service Agreement, which provides detailed procedures and guidance for the administration of the Service Agreement. In case of conflict between the Procedures Manual and the Service Agreement, the Service Agreement will prevail.

“Qualified Shop Visit” – Has the meaning provided in Article 5.1.1.

“QEC” – Quick Engine Change.

“Rate” or “Rate Per Engine Flight Hour” – The rate for Covered Services or Additional Services as set forth in Article 7.

“Redelivery” - The shipment of a Serviceable Engine with legally required certifications, Ex Works, International Chamber of Commerce, Incoterms 2000, at the CFM Designated Repair Station, whereby AIRLINE fulfills the obligations of buyer and CFM fulfills the obligations of seller. “Redeliver” will mean the act by which CFM completes Redelivery.

“Removal Schedule” - The schedule jointly developed by CFM and AIRLINE for Engine removal off wing for Services or Engine removal from operation.

“Repair” – In the case of Flightline LRU Support, means the disassembly, inspection, repair, reassembly and test when applicable, of an LRU in accordance with the applicable CFM Shop Manual and/or documents (such as vendor’s CMM) approved and authorized by the EASA/FAA.

“Repair Specification” - The AIRLINE repair specification which establishes the minimum baseline to which an Engine or part thereof will be inspected, repaired, modified, reassembled and tested to make and Engine Serviceable. Such Repair Specification will meet or exceed the recommendations of CFM’s operational specifications, applicable CFM maintenance or overhaul manuals and AIRLINE’s maintenance plan that has been approved by the AAA.

“Repairable” - Capable of being made Serviceable.

“Restored Rate per Engine Flight Hour” or “Restored Rate” – Services provided pursuant to Article 5.1.

“Rotable Part” - A new or used Serviceable Part drawn from a common pool of Parts used to support one or more customers. A Rotable Part replaces a similar Part removed from an Engine when such removed Part requires repair.

“Scrapped Parts” - *****.

“Service(s)” - With respect to an Engine or part thereof, all or any part of those maintenance, repair and overhaul services provided under this Service Agreement as either Covered Services or Supplemental Services. “Serviced” will be construed accordingly.

“Service Agreement” - This Service Agreement, as the same may be amended or supplemented from time to time, including all its Exhibits.

“Service Bulletin” or “SB” - The document as issued by CFM to notify the operator of modifications, substitution of parts, special inspections, special checks, or conversion of an Engine from one model to another.

“Serviceable” - Meeting all CFM and AAA specified standards for airworthiness.

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“Standard Exchange” – In the case of Flightline LRU Support, means any exchange of an Unserviceable equipment with a Serviceable one which is available and fully interchangeable with such Unserviceable equipment.

“Supplemental Charges” – Has the meaning provided in Article 7.2.

“Supplemental Services” - Those Services provided pursuant to Article 5.3.

“Term” – Has the meaning provided in Article 3.

“Termination” - The ending of this Service Agreement before the expiration of the Term, as specified in Exhibit I, Article 2 Termination herein below.

“TSM” – Trouble Shooting Manual.

“Turn Around Time” - The number of Days from Induction until the Engine is ready for Redelivery (as evidenced solely by placement of the Serviceable tag or equivalent governing agency compliance tag, on such Engine) exclusive of any Excusable Delays as defined in Exhibit I, Article 4.

“Unserviceable” - *****.

“Used Engine” - An Engine which *****.

“Workscope” - Has the meaning provided in Article 6.3.

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EXHIBIT B: ENGINES COVERED AND OPERATIONAL PARAMETERS

The Engines covered by this Service Agreement are set forth below. AIRLINE will maintain a spare Engine(s) to installed Engines ratio of not less than *****, during the term of this Service Agreement.

A320 Aircraft Delivery Schedule

A/C Qty.	Engine Type	Delivery Date (DD)	Exit Date
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****

LEAP-X1A26 Spare Engine Delivery Schedule

Spare Engine Qty.	Engine Type	Delivery Date
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****

Installed Engines and Spare Engines Operating Parameters:

*****

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EXHIBIT C: SHOP VISIT DATA

•	Engine Operator

•	Engine Model

•	Engine Serial Number

•	Engine Time and Cycles Since New

•	Engine Time and Cycles Since last Shop Visit

•	Shop Visit Rank

•	Reason for Shop Visit

•	Prime cause,

•	Scheduled/unscheduled,

•	More detailed description

•	Engine Airworthiness Directive and/or Services Bulletin status

•	LLP status

•	All Engine information and records, set forth in the Procedures Manual

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EXHIBIT D: PRICE ADJUSTMENT MATRIX

When AIRLINE’s actual operating parameters do not equal the values specified in the tables, CFM will calculate severity by performing linear interpolation with the values in the tables that are closest to the actual operating parameters. CFM will apply two-dimensional linear interpolation, as necessary, to the flight leg and derate tables and then between the utilization tables. *****.

In the event that AIRLINE’s actual operating parameters are outside the limits provided in the table, the Parties will immediately negotiate an extension to the matrix in a mutually agreed manner.

*****

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EXHIBIT E: ESCALATION

The Rate Per Engine Flight Hour will be adjusted on a yearly basis for fluctuation of the economy as described below:

Year of Operation (“YO”) will be identified as a given year of calendar operation. The prices for any YO will be adjusted in accordance with the following formula:

*****

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EXHIBIT F: LRU

ATA Code	Component
79-00-00 : Oil System	DMS (Sensor + Signal conditioner)
79-00-00 : Oil System	Lube pump w/ Integral scavenge filter
79-00-00 : Oil System	Main fuel/oil heat exchanger
79-00-00 : Oil System	SACOC
79-00-00 : Oil System	Oil filter DP sensor
79-00-00 : Oil System	Oil pressure / temperature sensor (EOPT)
79-00-00 : Oil System	Oil quantity transmitter
79-00-00 : Oil System	Oil tank
74-00-00 : Ignition System	Ignitor box
74-00-00 : Ignition System	Ignitor lead
74-00-00 : Ignition System	Ignitor plug
73-10-00 : Engine Fuel Distribution	Fuel pump
73-10-00 : Engine Fuel Distribution	Fuel filter Module/Assy
73-10-00 : Engine Fuel Distribution	FMU
73-10-00 : Engine Fuel Distribution	SVA
73-10-00 : Engine Fuel Distribution	Fuel filter DP sensor
73-10-00 : Engine Fuel Distribution	Fuel Strainer Delta P Sensor
73-10-00 : Engine Fuel Distribution	Fuel flow transmitter (Flowmeter or FFM)
73-10-00 : Engine Fuel Distribution	Fuel Manifold Pressure Sensor
73-10-00 : Engine Fuel Distribution	Fuel temperature sensor
73-10-00 : Engine Fuel Distribution	Servo-fuel Heater
75-00-00 : Air System	HPTACC Valve/Actuator w/ Integral LVDT
75-00-00 : Air System	LPTACC Valve/Actuator w/ Integral LVDT
75-00-00 : Air System	VBV actuators
75-00-00 : Air System	VSV actuator Assy
75-00-00 : Air System	TCV Actuator Assy (MTC Actuators)
75-00-00 : Air System	Transient Bleed Valve/Actuator w/ Integral LVDT
79-00-00 : Oil System	Eductor valve
73-20-00 : Controlling System	Alternator (PMA)
24-10-00: Generator Drive	A/C generator Fuel/Oil Cooler
24-10-00: Generator Drive	A/C generator cooler Bypass Valve
73-20-00 : Controlling System	FADEC
73-20-00 : Controlling System	Rating Plug
73-20-00 : Controlling System	Pressure Sub System-box and sensor
77-00-00 : Engine Sensing	Sensor, EGT
77-00-00 : Engine Sensing	Sensor, N1 (Speed)
77-00-00 : Engine Sensing	Sensor, N2 (Speed)
77-00-00 : Engine Sensing	Sensor, T12
77-00-00 : Engine Sensing	Sensor, T25
77-00-00 : Engine Sensing	Sensor, T3
77-00-00 : Engine Sensing	Core Compartment Temperature Sensor
77-00-00 : Engine Sensing	Sensor N1 Vibe
77-00-00 : Engine Sensing	Sensor N2 Vibe
73-20-00 : Controlling System	Wiring Harnesses (Control & monitoring)
73-20-00 : Controlling System	EGT Harness

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EXHIBIT G: SUPPLEMENTAL SERVICES PRICING

1. Direct Labor Charges at the DRS: *****.

2. All Other Labor Charges Not Specified in Exhibit G

*****

3. Charges For Parts and Material (CFM furnished, unless stated otherwise)

Type Of Material	Price	Handling Fee
*****	*****	*****
*****	*****	*****
*****	*****	*****

Type Of Material	Price	Handling Fee
*****	*****	*****
*****
*****	*****	*****

4. Component And Accessories Repair:

*****.

5. Test Cell Usage Charges

*****

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EXHIBIT G CONTINUED: SUPPLEMENTAL SERVICES PRICING – ANNUAL ADJUSTMENT

1. Basis: All prices are stated in 2011 United States Dollars and are effective through December 31, 2011.

2. Escalation of Hourly Labor Rates, Fixed Price Labor Charges and Test Cell Usage Charges: *****.

3. Escalation of Maximum Charge for Handling Fees *****.

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EXHIBIT G CONTINUED: SUPPLEMENTAL SERVICES PRICING – FIXED PRICE LABOR SCHEDULE

*****

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EXHIBIT H: CFM DESIGNATED REPAIR STATION

To be provided prior to EIS

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EXHIBIT I: GENERAL TERMS AND CONDITIONS

Table of Contents

ARTICLE 1	-	LIMITATION OF LIABILITY AND INDEMNIFICATION

ARTICLE 2	-	TERMINATION

ARTICLE 3	-	TAXES

ARTICLE 4	-	EXCUSABLE DELAY

ARTICLE 5	-	PATENTS

ARTICLE 6	-	INFORMATION AND DATA

ARTICLE 7	-	GOVERNMENTAL AUTHORIZATION & EXPORT SHIPMENT

ARTICLE 5	-	WAIVER OF IMMUNITY

ARTICLE 9	-	NOTICES

ARTICLE 10	-	LIENS

ARTICLE 11	-	APPLICABLE LAW – DISPUTE RESOLUTION

ARTICLE 12	-	MISCELLANEOUS

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ARTICLE 1 – LIMITATION OF LIABILITY AND INDEMNIFICATION

A.	Total Liability. *****.

B.	Definition. For the purpose of this Article 1, the term “CFM” is deemed to include CFM and its parent and affiliated companies, the subcontractors and suppliers of any Services furnished hereunder, and the directors, officers, employees, agents and representatives of each.

ARTICLE 2 - TERMINATION

A.	Termination Events. The Service Agreement may be terminated as follows:

Late Payment. In the event that AIRLINE fails to make payments to CFM within the time periods specified herein, CFM may terminate all or any portion of this Service Agreement upon ***** written notice to AIRLINE, unless AIRLINE cures such failure within such period following receipt of this notice.

Insolvency. Either Party may terminate or suspend performance of all or any portion of this Service Agreement if the other Party: (A) makes any agreement with creditors due to its inability to make timely payments of its debts; (B) enters into bankruptcy or liquidation, whether compulsory or voluntary; (C) becomes insolvent; or (D) becomes subject to the appointment of a receiver of the whole or material part of its assets. If such termination should occur, AIRLINE will not be relieved of its payment obligation for Services provided hereunder.

3.	Material Breach. Either Party may terminate this Agreement upon ***** written notice to the other for failure to comply with any material provision of this Agreement unless the failure has been cured or the Party in breach has substantially effected all acts required to cure the failure prior to such ***** (except for late payment, as described in Paragraph A.1 above).

4.	*****.

B.	Activity After Termination. In the event the Service Agreement is terminated, the following shall cumulatively apply, in addition to any other right or remedy allowable under this Agreement or applicable law:

Payment for Services Performed. In the event of termination of this Service Agreement for any reason, AIRLINE will pay CFM for all Services or work performed by or caused to be performed by CFM up to the time of such termination under the applicable terms and prices of this Service Agreement including all costs, fees, and charges incurred by CFM in providing support and material under this Service Agreement, including lease engines.

Reconciliation. In addition to the above, the terms of the reconciliation under the removal of Engines provisions of Article 12 of the Service Agreement will apply.

Work in Process, Redelivery of AIRLINE’s Engines. Upon the termination or expiration of this Service Agreement, CFM will complete all work in process in a diligent manner and Redeliver all Engines, parts and related documentation, provided that AIRLINE (a) has paid in full all charges for all such Services and material, plus all costs, fees and penalties, incurred by CFM in providing support, including any lease engines, and (b) has returned all lease engines provided under this Service Agreement.

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Other Agreements. AIRLINE’s material breach of this Service Agreement, if not cured hereunder, will, at CFM’s option, be a material breach of all other agreements and contracts between AIRLINE and CFM. In such an event, CFM may: (A) suspend performance under any or all of the other agreements and contracts until a reasonable time after all defaults have been cured; (B) terminate this Service Agreement and any or all other such agreements and contracts; and/or (C) pursue any other remedy with respect to this Service Agreement or the other agreements and contracts which the law permits.

ARTICLE 3 – TAXES

A.	Taxes, Duties, or Charges. In addition to the price for the Services, AIRLINE agrees to pay, upon demand, all taxes (including, without limitation, sales, use, excise, turnover or value added taxes), duties, fees, charges or assessments of any nature (but excluding any income taxes) (hereinafter “Taxes”) assessed or levied in connection with performance of this Service Agreement.

B.	Reimbursement/Refund. If payment of any such Taxes is made by CFM (or the applicable affiliated company), AIRLINE will reimburse CFM (or the applicable affiliated company) upon demand, such reimbursement including, inter alia, penalties and interests which could have been levied against CFM (or the applicable affiliated company). AIRLINE will use all reasonable efforts to obtain a refund thereof. If all or any part of any such taxes is refunded to CFM, CFM (or the applicable affiliated company) will repay to AIRLINE such part thereof as CFM (or the applicable affiliated company) was refunded.

C.	Withholdings. All payments by AIRLINE to CFM (or the applicable affiliated company) under this Service Agreement will be free of all withholdings of any nature whatsoever except to the extent otherwise required by law, and if any such withholding is so required, AIRLINE will pay an additional amount such that after the deduction of all amounts required to be withheld, the net amount received by CFM (or the applicable affiliated company) will equal the amount that CFM (or the applicable affiliated company) would have received if such withholding had not been required. If the aforementioned mechanism contradicts the law of the United States, the Parties shall amend this Service Agreement in order to increase the respective prices and amounts provided for by this Service Agreement so that the initial prices and amounts are preserved.

ARTICLE 4 - EXCUSABLE DELAY

A.	Excusable Delay. Either Party will be excused from, and will not be liable for, any delay in performance or failure to perform hereunder (except for the obligation to pay money or credit or debit an account which will not be excused hereunder), and will not be deemed to be in default for any delay in or failure of performance hereunder due to causes beyond its reasonable control. Such causes will be conclusively deemed to include, but not be limited to acts of God, fire, terrorism, war (declared or undeclared), severe weather conditions, earthquakes, epidemics, material shortages, insurrection, acts or omissions of the other Party, any act or omission by any governmental authority, strikes, labor disputes, acts or threats of vandalism or terrorism (including disruption of technology resources), or transportation shortages (each an “Excusable Delay”). The time of performance shall be extended for a period equal to the time lost by reason of delay, including time to overcome the effect of the delay.

B.	Continuing Obligations. Article 4.A will not, however, relieve either Party from using its commercially reasonable efforts to avoid or remove such causes of delay and continue performance with reasonable dispatch when such causes are removed. During the period of an excusable delay, CFM will have the right to invoice AIRLINE for Services performed.

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C.	*****.

ARTICLE 5 – PATENTS

A.	Claims. CFM shall handle all claims and defend any suit or proceeding brought against AIRLINE insofar as based on a claim that, without further combination, any material or process used in the repair of any items furnished under this Agreement constitutes an infringement of any patent or copyright of France and/or of the United States. This paragraph shall apply only to the extent that such material or process is so used to CFM’s specification.

B.	Liability. CFM’s liability hereunder is expressly conditioned upon AIRLINE promptly notifying CFM in writing and giving CFM exclusive authority, information and assistance (at CFM’s expense) for the handling, defense or settlement of any claim, suit or proceeding. In case such material or process is held in such claim, suit or proceeding to constitute infringement and the use of said material or process is enjoined, CFM shall, at its own expense and at its option either (1) settle or defend such claim or suit or proceeding arising therefrom, or (2) procure for AIRLINE the right to continue using said material or process in the item repaired under the Agreement, or (3) replace same with an item satisfactory and incorporating non-infringing material or process, or (4) modify same so it becomes satisfactory and non-infringing, or (5) refund the repair price applicable to such material or process. CFM shall not be responsible to AIRLINE or to any third party, for incidental or consequential damages, including, but not limited to, costs, expenses, liabilities and/or loss of profits resulting from loss of use under this Article 5.

C.	Indemnification. The preceding paragraph B shall not apply: (1) to any material or process or part thereof of AIRLINE design or specification, or used at AIRLINE’s direction in any repair under the Agreement, or (2) to the use of any material or process furnished under the Agreement in conjunction with any other apparatus, article, material or process. As to any material or process or use described in the preceding sentence, CFM assumes no liability whatsoever for patent or copyright infringement, and AIRLINE shall, in the same manner as CFM is obligated to AIRLINE above, indemnify, defend and hold CFM harmless from and against any claim or liability, including costs and expense in defending any such claim or liability in respect thereto.

D.	Remedy. THE FOREGOING SHALL CONSTITUTE THE SOLE AND EXCLUSIVE REMEDY OF AIRLINE AND THE SOLE LIABILITY OF CFM FOR PATENT OR COPYRIGHT INFRINGEMENT BY ANY MATERIAL OR PROCESS AND IS SUBJECT TO THE LIMITATION OF LIABILITY SET FORTH IN ARTICLE 1, “LIMITATION OF LIABILITY AND INDEMNIFICATION.” THE PATENT WARRANTY OBLIGATIONS RECITED ABOVE ARE IN LIEU OF ALL OTHER PATENT WARRANTIES WHATSOEVER, WHETHER ORAL, WRITTEN, EXPRESSED, IMPLIED OR STATUTORY (INCLUDING ANY WARRANTY OF MERCHANTABILITY AND FITNESS FOR PARTICULAR PURPOSE OR ANY IMPLIED WARRANTY ARISING FROM COURSE OF DEALING, COURSE OF PERFORMANCE, OR USAGE OF TRADE).

ARTICLE 6 - NON DISCLOSURE

A.	Non-Disclosure. Unless the Parties otherwise agree herein or further in writing, any of the terms of the Service Agreement or any knowledge, information or data which the Parties have or may disclose to each other shall be held in confidence and may not be either disclosed or used for any purpose, except:

1.	To the extent required by government agencies and courts for official purposes, disclosure may be made to such agencies and courts. In such event, a suitable restrictive legend limiting further disclosure shall be applied.

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2.	The existence of the Service Agreement and its general purpose only may be stated to others by either of the Parties without approval from the other.

3.	CFM may disclose the same to its parents, affiliates, subsidiaries, joint venture participants, engineering service provider, or consultants as needed to perform the Services provided under this Service Agreement.

The preceding clause will not apply to information which (1) is or becomes part of the general public knowledge or literature otherwise than as a result of breach of any confidentiality obligation to CFM, or (2) was, as shown by written records, known to the receiving party prior to receipt from the disclosing Party.

B.	Intellectual Property. Nothing contained in this Agreement will convey to either Party the right to use the trademarks of the other, or convey or grant to AIRLINE any license under any patent owned or controlled by CFM.

ARTICLE 7 - GOVERNMENTAL AUTHORIZATION & EXPORT SHIPMENT

AIRLINE shall be the importer and/or exporter of record and shall be responsible for the timely application for, obtaining and maintaining any required authorization, such as export license, import license, exchange permit or any other required governmental authorization relating to the Engine, and shall be responsible for complying with all U.S., French and other foreign government licensing and reporting requirements. At AIRLINE’s request and expense, CFM will assist AIRLINE in its application for any required U.S. or French export licenses. CFM will not be liable if any authorization is not renewed or is delayed, denied, revoked or restricted, and AIRLINE will not thereby be relieved of its obligation to pay for Services performed by CFM. All transported Engines will be subject to (i) the U.S. Export Administration Regulations and/or International Traffic in Arms Regulations and (ii) the French export control regulations. AIRLINE agrees not to dispose of U.S. or French origin items provided by CFM other than in and to the country of ultimate destination and/or as identified in an approved government license or authorization, except as said laws and regulations may permit.

ARTICLE 8 - WAIVER OF IMMUNITY

To the extent that AIRLINE or any of its property is or becomes entitled at any time to any immunity on the grounds of sovereignty or otherwise from any legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any competent court, from service of process, from attachment prior to judgement, from attachment in aid of execution, or from execution prior to judgement, or other legal process in any jurisdiction, AIRLINE hereby irrevocably waives the application of such immunity and particularly, the U.S. Foreign Sovereign Immunities Act, 28 U.S.C. 1602, et. seq., and agrees not to plead or claim, any such immunity with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement or the subject matter hereof. Such agreement shall be irrevocable and not subject to withdrawal in any and all jurisdictions.

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ARTICLE 9 - NOTICES

A.	Acknowledgement. Any notices under this Agreement shall be in writing and be delivered or sent by mail, express/shipping service or electronic transmission to the respective Parties at the following addresses, which may be changed by written notice:

TO:

VIRGIN AMERICA INC.	CFM INTERNATIONAL Inc.

555 Airport Blvd. Burlingame, CA 94010	6440 Aviation Way, West Chester, Ohio 45069 USA

Att. : Chief Legal Counsel	Att. : Bill Millhaem

B.	Effect of Notices. Notices will be effective and will be deemed to have been given to (or “received by”) the recipient: (A) upon delivery, if sent by courier, express mail, or delivered personally; (B) on the next business day following receipt, if sent by facsimile; or (C) on the fifth (5th) day after posting (or on actual receipt, if earlier) in the case of a letter sent prepaid first class mail.

ARTICLE 10 – LIENS

*****.

ARTICLE 11 – APPLICABLE LAW – DISPUTE RESOLUTION

A.	Applicable Law. This Service Agreement shall be construed, interpreted and applied, and the legal relations between the Parties determined, in accordance with the laws of the State of New York (U.S.A.). The United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Service Agreement

Dispute Resolution. If any dispute arises relating to this Service Agreement, the Parties will endeavor to resolve the dispute amicably, including by designating senior managers who will meet and use commercially reasonable efforts to resolve any such dispute. If the Parties’ senior managers do not resolve the dispute within ***** of first written request, either party may request that the dispute be settled and fully and finally determined by binding arbitration, in accordance with the International Chamber of Commerce pursuant to its rules of Conciliation and Arbitration, by one or more arbitrators appointed in accordance with said rules. The place of arbitration and hearings shall be New York, USA. The arbitration shall be in English and the opinion shall be rendered in English. The arbitration award shall be final and binding by any Party in any court of competent jurisdiction, and shall waive any claim appeal whatsoever against it. The arbitrators will have no authority to award punitive damages or any other damages not measured by the prevailing Party’s actual damages, and may not, in any event, make any ruling, finding or award that does not conform to the terms and conditions of the Service Agreement. All statements made or materials produced in connection with this dispute resolution process and arbitration are confidential and will not be disclosed to any third party except as required by law or subpoena. The Parties intend that the dispute resolution process set forth in this Article will be their exclusive remedy for any dispute arising under or relating to this Service Agreement or its subject matter.

C.	Exception. Either Party may at any time, without inconsistency with this Article, seek from a court of competent jurisdiction any equitable, interim or provisional relief to avoid irreparable damage. This Article will not apply to and will not bar litigation regarding claims related to a Party’s proprietary or intellectual property rights, nor will this Article be construed to modify or displace the ability of the Parties to effectuate any termination contemplated in Article 2.

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ARTICLE 12 - MISCELLANEOUS

A.	Assignment of Agreement. This Service Agreement, any related purchase order or any rights or obligations hereunder may not be assigned, in whole or in part, without the prior written consent of the other Party, except that AIRLINE’s consent will not be required for an assignment by CFM to one of CFM’s parent companies or affiliates. In the event of any such assignment, AIRLINE will be so advised in writing. Any assignment in contradiction of this clause will be considered null and void.

B.	Beneficiaries. Except as otherwise expressly provided to the contrary, the rights herein granted and this Service Agreement are for the benefit of the Parties hereto and are not for the benefit of any third person, firm or corporation, except as expressly provided herein with respect to GE and Snecma.

C.	Survival Of Certain Clauses. The rights and obligations of the Parties under the following Articles of this Service Agreement as amended, and related Exhibits shall survive the expiration, termination or completion of this Service Agreement:

•	Limitation of Liability and Indemnification

•	Taxes

•	Patents

•	Non Disclosure

•	Governmental Authorization & Export Shipment

•	Waiver of Immunity

•	Applicable Law – Dispute Resolution

•	Miscellaneous

D.	General Rules of Contract Interpretation. Article and paragraph headings contained in this Service Agreement are inserted for convenience of reference only and do not limit, affect or restrict in any way the meaning and the interpretation of this Service Agreement. Words used in the singular shall have a comparable meaning when used in the plural and vice versa, unless the contrary intention appears. Words such as “hereunder”, “hereof” and “herein” and other words beginning with “here” refer to the whole of this Service Agreement, including amendments. References to Articles, Sections, Paragraphs or Exhibits will refer to the specified Article, Section, Paragraph or Exhibit of this Service Agreement unless otherwise specified.

E.	Language. The English language will be used in the interpretation and performance of this Service Agreement. All correspondence and documentation arising out of or connected with this Service Agreement and any related purchase order(s), including Engine records and Engine logs, will be in the English language.

F.	Severability. The invalidity or unenforceability of any part or provision of this Service Agreement, or the invalidity of its application to a specific situation or circumstance, shall not affect the validity legality and enforceability of the remainder of this Service Agreement, or its application to other situations or circumstances. In addition, if a part of this Service Agreement becomes invalid, the Parties will endeavour in good faith to reach agreement on a replacement provision that will reflect, as nearly as possible, the intent of the original provision.

G.	Non-Waiver. Any failure or delay in the exercise of rights or remedies hereunder will not operate to waive or impair such rights or remedies. Any waiver given will not be construed to require future or further waivers.

CFM PROPRIETARY INFORMATION – SUBJECT TO RESTRICTIONS ON THE FIRST PAGE

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

H.	Currency Judgment. This is an international transaction in which the specification of United States Dollars is of the essence. No payments required to be made under this Service Agreement will be discharged by payments in any currency other than United States Dollars, whether pursuant to a judgment, arbitration award or otherwise.

I.	No Agency Fees. AIRLINE represents and warrants that no officer, employee, representative or agent of AIRLINE has been or will be paid a fee or otherwise has received or will receive any personal compensation or consideration by or from CFM in connection with the obtaining, arranging or negotiation of this Service Agreement or other documents entered into or executed in connection herewith.

J.	No Agency. Nothing in this Service Agreement will be interpreted or construed to create a partnership, agency or joint venture between CFM and AIRLINE.

K.	Titles/Subtitles. The titles and subtitles given to the sections of the Service Agreement are for convenience. They do not limit or restrict the context of the article or section to which they relate.

L.	Entire Agreement ; Modification. This Service Agreement, together with its Exhibits and any amendment (or Letter Agreement relating hereto, if any), contains and constitutes the entire understanding and agreement between the Parties respecting the subject matter hereof, and supersedes and cancels all previous negotiations, pre-existing agreements, commitments and writing in connection herewith. This Service Agreement may not be released, discharged, abandoned, supplemented, modified or waived, in whole or in part, in any manner, orally or otherwise, except by a writing of concurrent or subsequent date signed and delivered by a duly authorized officer or representative of each of the Parties hereto making specific reference to this Service Agreement and the provisions hereof being released, discharged, abandoned, supplemented, modified or waived.

M.	Counterparts. This Service Agreement may be executed in one or more counterparts, all of which counterparts will be treated as the same binding agreement, which will be effective as of the date set forth on the first page hereof, upon execution by both Parties and delivery by each Party hereto to the other Party of one or more such counterparts.

CFM PROPRIETARY INFORMATION – SUBJECT TO RESTRICTIONS ON THE FIRST PAGE

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

AMENDMENT No. 1 TO SERVICES AGREEMENT: 1-2582407501 DATED OCTOBER 1, 2011

Virgin America Inc.

555 Airport Blvd.

Burlingame, CA 94010

WHEREAS, CFM International, Inc. (hereinafter individually referred to as “CFM”) and Virgin America Inc. (hereinafter referred to as “AIRLINE”) (CFM and AIRLINE being hereinafter collectively referred to as the “Parties”) have entered into Service Agreement 1-2582407501 dated October 1, 2011 (the “Services Agreement”); and

WHEREAS, CFM will perform or cause to be performed the maintenance, repair, and overhaul (“MRO”) of certain LEAP-X1A engines operated by AIRLINE, and CFM agrees to provide or cause to provide such MRO services; and

WHEREAS, the Parties would like to amend the Services Agreement to reflect a new schedule for service credits and deliveries;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the Parties agree as follows:

I.	Section 3, Term of the Service Agreement, will be replaced with the following:

This Service Agreement will commence on the date of execution of this Service Agreement, (the “Commencement Date”). Each Engine will be covered by this Service Agreement for the period *****.

II.	Section 7.4, Service Credits, will be replaced with the following:

Service Credits

*****.

III.	Exhibit B will be replaced with the revised Exhibit B herein.

Except as set forth herein, Services Agreement 1-2582407501 remains in full force and effect.

VIRGIN AMERICA INC.	CFM INTERNATIONAL, INC.

PROPRIETARY INFORMATION NOTICE The information contained in this document is CFM Proprietary Information and is disclosed in confidence. It is the property of CFM and shall not be used, disclosed to others, or reproduced without the express written consent of CFM. If consent is given for reproduction in whole or in part, this notice and the notice set forth on each page of this document shall appear on any such reproduction. Export control laws may also control the information contained in this document. Unauthorized export or re-export is prohibited.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

AMENDMENT No. 1 To SERVICES AGREEMENT 1-2582407501

By:	/s/ Peter D. Hunt	By:	/s/ John C. Mericle

Typed Name:	Peter D. Hunt	Typed Name:	John C. Mericle

Title:	SVP & Chief Financial Officer	Title:	Chief Financial Officer

Date:	December 19, 2012	Date:	December 20, 2012

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CFM PROPRIETARY INFORMATION

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AMENDMENT No. 1 To SERVICES AGREEMENT 1-2582407501

EXHIBIT B: ENGINES COVERED AND OPERATIONAL PARAMETERS

The Engines covered by this Service Agreement are set forth below. AIRLINE will maintain a spare Engine(s) to installed Engines ratio of not less than *****, during the term of this Service Agreement.

A320 Aircraft Delivery Schedule

A/C Qty.	Engine Type	Delivery Date
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****

LEAP-X1A26 Spare Engine Delivery Schedule

Spare Engine Qty.	Engine Type	Delivery Date
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****

Installed Engines and Spare Engines Operating Parameters:

*****

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